UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Utilities and High Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Date of reporting period: February 28, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

Semi-Annual Report

February 28, 2019

Wells Fargo Utilities and High Income Fund (ERH)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-730-6001.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-730-6001. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of February 28, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Utilities and High Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Utilities and High Income Fund for the six-month period that ended February 28, 2019. Higher short-term interest rates, inflation concerns, trade tensions, slowing economic growth outside the U.S., and geopolitical events contributed to investment market volatility throughout the period.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 fell 3.04% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 2.47%. Based on the MSCI EM Index (Net),3 emerging market stocks gained 0.33%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 1.99% while the Bloomberg Barclays Global Aggregate ex-USD Index5 gained 0.63%. The Bloomberg Barclays Municipal Bond Index6 added 2.34%, and the ICE BofAML U.S. High Yield Index7 advanced 1.98%.

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®8 reached its highest level in 18 years during September 2018. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BOE) raised its monetary policy rate to 0.75% in August. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Utilities and High Income Fund	3

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product (GDP) was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX9.

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Labor Department said that the economy created just 20,000 jobs in February. In a February report, the BOE forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

January’s returns tended to support the investing adage that markets climb a wall of worry.

[9]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Utilities and High Income Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

On November 9, 2018, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open market transactions beginning on January 1, 2019 and ending on December 31, 2019. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Utilities and High Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

Strategy summary

The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 70% of its total assets to a sleeve that places a focus on common, preferred and convertible preferred stocks and convertible debentures of utility companies (water, gas, electric and telecommunications companies), and approximately 30% of its total assets to a sleeve of U.S. dollar denominated non-investment-grade (high yield) debt.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Crow Point Partners, LLC

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA®‡

Timothy P. O’Brien, CFA®‡

Phillip Susser

Average annual total returns (%) as of February 28, 20191

	6 months	1 year	5 year	10 year
Based on market value	6.07	14.16	8.41	11.92
Based on net asset value (NAV) per share	6.28	10.31	6.55	11.30
ERH Blended Index[2]	6.58	15.37	9.21	12.25
ICE BofAML U.S. High Yield Index[3]	1.98	4.26	4.54	11.49
S&P 500 Utilities Sector Index[4]	8.54	20.35	11.00	12.84

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s annualized expense ratio for the six months ended February 28, 2019, was 1.63% which includes 0.59% of interest expense.

Comparison of NAV vs. market value[5]

High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Derivatives involve additional risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities. Illiquid securities may be subject to wide fluctuations in market value and may be difficult to sell. This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Utilities and High Income Fund	7

MANAGERS’ DISCUSSION

Overview

The Fund’s return based on market value was 6.07% for the six-month period that ended February 28, 2019. During the same period, the Fund’s return based on net asset value (NAV) was 6.28%. Based on its NAV return, the Fund underperformed the ERH Blended Index, which returned 6.58%.

In the six-month period that ended February 28, 2019, the U.S. economy remained quite strong by historical standards. The U.S. Federal Reserve (Fed) continued to tighten credit conditions by raising interest rates on the short end of the yield curve, but longer-term bond rates actually fell and the yield curve flattened. Europe is gripped by economic malaise with little end in sight, and Asia and emerging markets suffered, in part from U.S. tariff imposition and the strong U.S. dollar. The U.S. equity market was strong until December, then sold off sharply before recovering pretty much all of the losses by the end of February. In contrast, the European equity market sell-off remained pressured, although the Fund’s holdings of European utilities performed relatively well.

While high-yield market returns were modestly positive (approximately 2%, as measured by the ICE BofAML U.S. High Yield Index), the period was marked by a positive September followed by three weak months that ended December 2018 and a very strong rebound in January and February 2019. Yields over the period rose modestly as spreads widened, somewhat offset by falling U.S. Treasury yields.

We believe the high-yield bond market fell in the latter months of 2018 due to rising Treasury yields, threats of trade wars (especially one between the U.S. and China), and, to a lesser extent, risks associated with a hard Brexit. In our view, all of these risks were based on possible future government policy decisions rather than changes in the fundamental performance of the economy. The market decline and related outflows peaked during December when the market was most susceptible to volatility given the lower liquidity during the holiday period. In the first few months of 2019, as more liquidity returned to the market, the concerns affecting the market and outflows dissipated as the Fed guided toward slowing rate increases, U.S. and China trade negotiators signaled they had made progress in their trade negotiations, and the U.K. government suggested that it may agree to delay Brexit from its March deadline. While none of these risks have gone away, we tend to be optimistic that governments do not intentionally make decisions that harm their economies and each of the risks will ultimately be solved in a reasonable manner. We worry more about changes in the fundamentals of the economy that are not due to short-term policy decisions but due to broader changes in consumer and business sentiment, such as increasing inflation expectations or rising consumer defaults.

From a fundamental perspective, corporate earnings were strong in 2018 and credit metrics among high-yield issuers are generally solid based on history. Defaults remain low, and recoveries are slightly above average. We project a low default rate over the next 12 months barring an unforeseen shock or extreme (prolonged) escalation in trade wars. Lack of near-term maturities support a low default environment.

Ten largest holdings (%) as of February 28, 2019[6]
Enel SpA	4.62
PNM Resources Incorporated	4.45
Southern Company	4.42
DTE Energy Company	4.35
FirstEnergy Corporation	4.32
Public Service Enterprise Group Incorporated	3.99
Terna SpA	3.98
American Electric Power Company Incorporated	3.79
Verizon Communications Incorporated	3.62
Spark Energy Incorporated Class A	3.59

Contributors to performance

Within the Fund’s equity investments sleeve, contributors to performance included Enel S.p.A.; Hera S.p.A.*; PNM Resources, Incorporated; Spark Energy, Incorporated; and Terna S.p.A.

Within the Fund’s high-yield bond portfolio sleeve, overall industry allocation benefited performance over the six-month period. Selection within media entertainment, wirelines, and retailers along with being overweight independent energy were the largest contributors to performance. Credit-rating allocation was positive, led by being underweight bonds rated CCC+ and being overweight cash. Selection in five- to seven-year maturities also contributed to performance.

Please see footnotes on page 9.

8	Wells Fargo Utilities and High Income Fund	Performance highlights (unaudited)

Credit quality as of February 28, 2019[7]

Sector distribution as of February 28, 2019[8]

Country allocation as of February 28, 2019[8]

Detractors from performance

Significant performance detractors among the Fund’s equity investments relative to the S&P 500 Utilities Sector Index included Atresmedia Corporación de Medios de Comunicación, S.A.*; Chunghwa Telecom Company, Limited; Evergy, Incorporated; IDACORP, Incorporated; CMS Energy Corporation; Southern Company; and AT&T Incorporated.

During the six-month period, the Fund sold positions in preferred shares of Energy Transfer Operating, L.P., and Entergy Mississippi, LLC, and common shares of Hera and Red Electrica de España. We initiated positions in AT&T and Verizon Communications Incorporated.

Within the high-yield sleeve of the Fund, industry selection detracted modestly from performance, hurt by selection in oil-field services, midstream, health care, and utilities. Selection in maturities over the 10-year bucket also detracted from performance.

Outlook from the Fund’s equities manager: Be alert to signs of an economic slowdown.

With global growth clearly slowing and domestic growth probably having passed its tax-cut-stimulus-induced peak, we are less concerned about prospects for rising interest rates and more concerned about a potential economic downturn. We will continue to monitor domestic and international developments and will continue to evaluate potential effects on the portfolio. On balance, we expect to be somewhat more defensively positioned over the next six months.

Outlook from the Fund’s high-yield manager: Be cautiously optimistic as risks remain.

While we remain cautiously optimistic that this environment will continue in the near term, we are cognizant that ideal environments never last forever and that the longer spreads stay low, the risk of an ultimate sell-off increases. Most asset-class prices are rich in comparison with historical measures, and we expect that at some point in the future, there may be a better entry

point to buy most asset classes, including high yield. High yield, however, is rather unique in that historically it has benefited from relatively high coupons, which cushions downside risks of price declines. We lean toward spreads remaining flat from these levels in the short run before ultimately widening—potentially significantly—in the mid-to-longer term.

Over a full cycle, we believe the best way to insulate the Fund from periodic bouts of systemic fears is by following a bottom-up investment process that attempts to minimize downside risk while capturing the return potential of high-yield issuers.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Utilities and High Income Fund	9

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]

Source: Wells Fargo Funds Management, LLC. The ERH Blended Index is weighted 70% in the S&P 500 Utilities Sector Index and 30% in the ICE BofA Merrill Lynch U.S. High Yield Index. You cannot invest directly in an index.

[3]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[4]

The S&P 500 Utilities Sector Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

[5]

This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These percentages are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

10	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 28, 2019 (unaudited)

Security name			Shares	Value

Common Stocks: 57.06%

Communication Services: 12.76%

Diversified Telecommunication Services: 9.80%

AT&T Incorporated			125,000	$3,890,000

Chunghwa Telecom Company Limited ADR			97,325	3,388,818

Verizon Communications Incorporated			75,000	4,269,000

				11,547,818

Wireless Telecommunication Services: 2.96%

SK Telecom Company Limited ADR			136,400	3,491,840

Utilities: 44.30%

Electric Utilities: 35.65%

American Electric Power Company Incorporated			55,000	4,463,250

Enel SpA			900,000	5,446,108

Entergy Corporation			15,000	1,399,950

Evergy Incorporated			59,810	3,343,977

Exelon Corporation			41,001	1,992,239

FirstEnergy Corporation			125,000	5,093,750

Fortum Oyj			165,669	3,678,351

IDACORP Incorporated			25,000	2,460,250

PNM Resources Incorporated			120,000	5,241,600

Spark Energy Incorporated Class A			424,138	4,237,139

Terna SpA			750,000	4,664,680

				42,021,294

Gas Utilities: 0.03%

Chesapeake Utilities Corporation			300	27,003

Multi-Utilities: 8.62%

CenterPoint Energy Incorporated			61,000	1,838,540

MDU Resources Group Incorporated			200	5,284

Public Service Enterprise Group Incorporated			80,000	4,704,800

Sempra Energy			30,000	3,613,200

				10,161,824

Total Common Stocks (Cost $53,780,061)				67,249,779

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 30.35%

Communication Services: 4.89%

Diversified Telecommunication Services: 0.46%

GCI Incorporated	6.75%	6-1-2021	$125,000	125,938

Level 3 Financing Incorporated	5.13	5-1-2023	75,000	75,476

Level 3 Financing Incorporated	5.38	8-15-2022	125,000	125,781

Level 3 Financing Incorporated	5.38	1-15-2024	50,000	50,313

Level 3 Financing Incorporated	5.63	2-1-2023	90,000	90,675

Level 3 Financing Incorporated	6.13	1-15-2021	80,000	80,324

				548,507

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019 (unaudited)	Wells Fargo Utilities and High Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Entertainment: 0.15%

Live Nation Entertainment Incorporated 144A	4.88%	11-1-2024	$100,000	$99,250

Live Nation Entertainment Incorporated 144A	5.38	6-15-2022	50,000	50,563

Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	25,000	25,563

				175,376

Media: 3.51%

CCO Holdings LLC 144A	5.00	2-1-2028	25,000	24,063

CCO Holdings LLC	5.13	2-15-2023	125,000	127,031

CCO Holdings LLC 144A	5.13	5-1-2023	135,000	137,376

CCO Holdings LLC 144A	5.13	5-1-2027	50,000	49,063

CCO Holdings LLC	5.25	9-30-2022	90,000	91,744

CCO Holdings LLC 144A	5.38	5-1-2025	300,000	307,125

CCO Holdings LLC 144A	5.50	5-1-2026	5,000	5,099

CCO Holdings LLC	5.75	9-1-2023	50,000	50,938

CCO Holdings LLC 144A	5.75	2-15-2026	300,000	310,887

CCO Holdings LLC 144A	5.88	4-1-2024	125,000	130,156

CSC Holdings LLC 144A	5.38	7-15-2023	200,000	205,540

CSC Holdings LLC 144A	5.50	5-15-2026	200,000	203,000

CSC Holdings LLC 144A	7.50	4-1-2028	200,000	211,000

CSC Holdings LLC 144A	7.75	7-15-2025	100,000	106,750

Dish Network Corporation	3.38	8-15-2026	125,000	107,363

EMI Music Publishing Group 144A	7.63	6-15-2024	150,000	159,000

Gray Television Incorporated 144A	5.13	10-15-2024	100,000	99,625

Gray Television Incorporated 144A	5.88	7-15-2026	350,000	353,500

Gray Television Incorporated 144A	7.00	5-15-2027	25,000	26,438

Lamar Media Corporation	5.38	1-15-2024	50,000	51,375

National CineMedia LLC	6.00	4-15-2022	300,000	303,345

Nexstar Broadcasting Group Incorporated	5.88	11-15-2022	25,000	25,563

Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	150,000	152,250

Nielsen Finance LLC 144A	5.00	4-15-2022	200,000	199,500

Outfront Media Capital Corporation	5.25	2-15-2022	15,000	15,230

Outfront Media Capital Corporation	5.63	2-15-2024	54,000	55,283

Outfront Media Capital Corporation	5.88	3-15-2025	65,000	66,645

Salem Media Group Incorporated 144A	6.75	6-1-2024	300,000	276,000

The E.W. Scripps Company 144A	5.13	5-15-2025	300,000	288,750

				4,139,639

Wireless Telecommunication Services: 0.77%

Sprint Capital Corporation	6.88	11-15-2028	225,000	222,047

Sprint Capital Corporation	8.75	3-15-2032	150,000	162,578

T-Mobile USA Incorporated	4.00	4-15-2022	50,000	50,125

T-Mobile USA Incorporated	5.13	4-15-2025	25,000	25,633

T-Mobile USA Incorporated	5.38	4-15-2027	150,000	153,938

T-Mobile USA Incorporated	6.00	3-1-2023	25,000	25,688

T-Mobile USA Incorporated	6.38	3-1-2025	145,000	150,891

T-Mobile USA Incorporated	6.50	1-15-2024	5,000	5,188

T-Mobile USA Incorporated	6.50	1-15-2026	100,000	106,750

				902,838

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 28, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Consumer Discretionary: 3.96%

Auto Components: 0.67%

Allison Transmission Incorporated 144A	4.75%	10-1-2027	$75,000	$71,813

Allison Transmission Incorporated 144A	5.00	10-1-2024	425,000	427,656

Cooper Tire & Rubber Company	7.63	3-15-2027	257,000	271,135

Cooper Tire & Rubber Company	8.00	12-15-2019	15,000	15,431

				786,035

Distributors: 0.28%

LKQ Corporation	4.75	5-15-2023	325,000	326,625

Diversified Consumer Services: 0.56%

Carriage Services Incorporated 144A	6.63	6-1-2026	50,000	51,000

Service Corporation International	4.63	12-15-2027	50,000	49,375

Service Corporation International	7.50	4-1-2027	425,000	469,625

Service Corporation International	8.00	11-15-2021	85,000	92,013

				662,013

Hotels, Restaurants & Leisure: 0.69%

CCM Merger Incorporated 144A	6.00	3-15-2022	425,000	434,031

Hilton Domestic Operating Company Incorporated 144A	5.13	5-1-2026	50,000	50,236

KFC Holding Company 144A	5.00	6-1-2024	100,000	101,278

Wyndham Hotels & Resorts Company 144A	5.38	4-15-2026	225,000	227,621

				813,166

Specialty Retail: 1.50%

Asbury Automotive Group Incorporated	6.00	12-15-2024	350,000	355,250

Group 1 Automotive Incorporated	5.00	6-1-2022	125,000	125,625

Group 1 Automotive Incorporated 144A	5.25	12-15-2023	120,000	119,700

Levi Strauss & Company	5.00	5-1-2025	100,000	102,000

Lithia Motors Incorporated 144A	5.25	8-1-2025	350,000	346,500

Penske Auto Group Incorporated	3.75	8-15-2020	50,000	49,681

Penske Auto Group Incorporated	5.38	12-1-2024	300,000	298,500

Penske Auto Group Incorporated	5.75	10-1-2022	125,000	126,875

Sonic Automotive Incorporated	5.00	5-15-2023	145,000	137,025

Sonic Automotive Incorporated	6.13	3-15-2027	125,000	110,625

				1,771,781

Textiles, Apparel & Luxury Goods: 0.26%

The William Carter Company 144A%%	5.63	3-15-2027	125,000	127,188

Wolverine World Wide Incorporated 144A	5.00	9-1-2026	185,000	177,600

				304,788

Consumer Staples: 0.38%

Beverages: 0.04%

Cott Beverages Incorporated 144A	5.50	4-1-2025	50,000	49,438

Food Products: 0.27%

B&G Foods Incorporated	4.63	6-1-2021	30,000	29,963

B&G Foods Incorporated	5.25	4-1-2025	75,000	71,759

Darling Ingredients Incorporated	5.38	1-15-2022	15,000	15,150

Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	110,000	110,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019 (unaudited)	Wells Fargo Utilities and High Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Food Products (continued)

Pilgrim’s Pride Corporation 144A	5.88%	9-30-2027	$25,000	$24,563

Prestige Brands Incorporated 144A	6.38	3-1-2024	35,000	35,175

US Foods Incorporated 144A	5.88	6-15-2024	30,000	30,608

				317,218

Household Products: 0.07%

Central Garden & Pet Company	5.13	2-1-2028	25,000	23,125

Central Garden & Pet Company	6.13	11-15-2023	20,000	20,750

Spectrum Brands Incorporated	5.75	7-15-2025	25,000	24,469

Spectrum Brands Incorporated	6.63	11-15-2022	12,000	12,270

				80,614

Energy: 6.67%

Energy Equipment & Services: 1.79%

Bristow Group Incorporated	6.25	10-15-2022	450,000	135,000

Bristow Group Incorporated 144A	8.75	3-1-2023	75,000	59,063

Diamond Offshore Drilling Incorporated	4.88	11-1-2043	150,000	93,750

Era Group Incorporated	7.75	12-15-2022	215,000	210,700

Hilcorp Energy Company 144A	5.00	12-1-2024	150,000	144,000

Hilcorp Energy Company 144A	5.75	10-1-2025	225,000	223,594

Hilcorp Energy Company 144A	6.25	11-1-2028	75,000	73,500

Hornbeck Offshore Services Incorporated	5.88	4-1-2020	120,000	69,000

NGPL PipeCo LLC 144A	4.38	8-15-2022	50,000	50,500

NGPL PipeCo LLC 144A	4.88	8-15-2027	50,000	50,297

NGPL PipeCo LLC 144A	7.77	12-15-2037	550,000	656,563

Oceaneering International Incorporated	6.00	2-1-2028	225,000	212,625

USA Compression Partners LP	6.88	4-1-2026	125,000	127,188

				2,105,780

Oil, Gas & Consumable Fuels: 4.88%

Andeavor Logistics LP	5.25	1-15-2025	50,000	50,850

Archrock Partners LP	6.00	10-1-2022	75,000	74,250

Carrizo Oil & Gas Incorporated	8.25	7-15-2025	75,000	78,188

Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	125,000	127,500

Cheniere Energy Partners LP	5.25	10-1-2025	525,000	531,563

Cheniere Energy Partners LP 144A	5.63	10-1-2026	50,000	50,938

Continental Resources Incorporated	3.80	6-1-2024	100,000	98,500

DCP Midstream Operating LP	2.70	4-1-2019	75,000	74,910

Denbury Resources Incorporated	6.38	8-15-2021	285,000	238,688

Denbury Resources Incorporated 144A	9.25	3-31-2022	86,000	86,215

Enable Midstream Partner LP	2.40	5-15-2019	275,000	274,620

Enable Oklahoma Intrastate Transmission LLC 144A	6.25	3-15-2020	50,000	51,346

EnLink Midstream Partners LP	4.40	4-1-2024	300,000	291,375

EnLink Midstream Partners LP	4.85	7-15-2026	325,000	318,094

Exterran Partners LP	6.00	4-1-2021	250,000	248,750

Gulfport Energy Corporation	6.00	10-15-2024	75,000	67,875

Kinder Morgan Incorporated	6.50	9-15-2020	45,000	47,195

Kinder Morgan Incorporated	7.42	2-15-2037	90,000	101,855

Murphy Oil Corporation	4.45	12-1-2022	175,000	174,143

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 28, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)

Murphy Oil Corporation	5.75%	8-15-2025	$15,000	$15,236

Murphy Oil Corporation	6.88	8-15-2024	50,000	52,888

Nabors Industries Incorporated	0.75	1-15-2024	125,000	87,460

Rockies Express Pipeline LLC 144A	5.63	4-15-2020	300,000	306,000

Rockies Express Pipeline LLC 144A	6.88	4-15-2040	250,000	268,125

Rockies Express Pipeline LLC 144A	7.50	7-15-2038	55,000	62,150

Rose Rock Midstream LP	5.63	7-15-2022	100,000	97,375

Rose Rock Midstream LP	5.63	11-15-2023	125,000	116,875

Sabine Pass Liquefaction LLC	5.63	2-1-2021	125,000	129,270

Sabine Pass Liquefaction LLC	6.25	3-15-2022	100,000	106,939

SemGroup Corporation	6.38	3-15-2025	275,000	259,188

SemGroup Corporation	7.25	3-15-2026	150,000	145,125

Southern Star Central Corporation 144A	5.13	7-15-2022	150,000	148,500

Southwestern Energy Company	7.50	4-1-2026	50,000	52,000

Southwestern Energy Company	7.75	10-1-2027	50,000	51,938

Summit Midstream Holdings LLC	5.75	4-15-2025	25,000	23,875

Tallgrass Energy Partners LP 144A	5.50	9-15-2024	700,000	715,085

Tesoro Logistics LP	6.38	5-1-2024	25,000	26,188

Ultra Resources Incorporated 144A	7.13	4-15-2025	425,000	104,125

				5,755,197

Financials: 1.82%

Banks: 0.02%

Citigroup Incorporated	4.13	3-9-2021	5,000	5,055

Citigroup Incorporated	6.13	3-9-2028	10,000	10,825

				15,880

Consumer Finance: 0.74%

Ally Financial Incorporated	8.00	3-15-2020	203,000	212,389

FirstCash Incorporated 144A	5.38	6-1-2024	150,000	151,920

Navient Corporation	8.00	3-25-2020	175,000	182,758

Springleaf Finance Corporation	6.00	6-1-2020	100,000	102,375

Springleaf Finance Corporation	7.13	3-15-2026	125,000	126,563

Springleaf Finance Corporation	7.75	10-1-2021	25,000	26,835

Springleaf Finance Corporation	8.25	10-1-2023	65,000	71,744

				874,584

Diversified Financial Services: 0.79%

LPL Holdings Incorporated 144A	5.75	9-15-2025	875,000	884,844

Vantiv LLC 144A	4.38	11-15-2025	50,000	48,250

				933,094

Insurance: 0.27%

AmWINS Group Incorporated 144A	7.75	7-1-2026	100,000	102,500

HUB International Limited 144A	7.00	5-1-2026	75,000	73,500

USIS Merger Subordinate Incorporated 144A	6.88	5-1-2025	150,000	145,875

				321,875

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019 (unaudited)	Wells Fargo Utilities and High Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 3.12%

Health Care Equipment & Supplies: 0.57%

Hill-Rom Holdings Incorporated 144A	5.00%	2-15-2025	$50,000	$49,750

Hill-Rom Holdings Incorporated 144A	5.75	9-1-2023	25,000	25,719

Hologic Incorporated 144A	4.38	10-15-2025	225,000	221,063

Hologic Incorporated 144A	4.63	2-1-2028	25,000	24,188

Kinetics Concepts Incorporated 144A	7.88	2-15-2021	200,000	204,250

Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	50,000	45,500

Surgery Center Holdings Incorporated 144A	8.88	4-15-2021	100,000	101,750

				672,220

Health Care Providers & Services: 2.24%

Acadia Healthcare Company Incorporated	6.50	3-1-2024	20,000	19,900

Centene Corporation 144A	5.38	6-1-2026	75,000	77,813

Centene Corporation	6.13	2-15-2024	25,000	26,156

CHS Incorporated	5.13	8-1-2021	300,000	294,375

Davita Incorporated	5.00	5-1-2025	125,000	120,588

Encompass Health Corporation	5.75	11-1-2024	25,000	25,258

HCA Incorporated	5.88	3-15-2022	25,000	26,600

HCA Incorporated	6.50	2-15-2020	325,000	334,719

HealthSouth Corporation	5.75	9-15-2025	75,000	75,750

Mednax Incorporated 144A	5.25	12-1-2023	50,000	50,563

Mednax Incorporated 144A	6.25	1-15-2027	75,000	75,416

MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	325,000	323,781

MPT Operating Partnership LP	5.00	10-15-2027	100,000	99,250

MPT Operating Partnership LP	5.25	8-1-2026	150,000	151,875

MPT Operating Partnership LP	6.38	3-1-2024	25,000	26,188

NVA Holdings Company 144A	6.88	4-1-2026	25,000	24,125

Polaris Intermediate Corporation 144A	8.50	12-1-2022	50,000	49,361

Select Medical Corporation	6.38	6-1-2021	315,000	316,181

Tenet Healthcare Corporation	4.63	7-15-2024	118,000	117,263

Vizient Incorporated 144A	10.38	3-1-2024	350,000	378,875

WellCare Health Plans Incorporated 144A	5.38	8-15-2026	25,000	25,719

				2,639,756

Health Care Technology: 0.29%

Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	275,000	268,386

Quintiles IMS Holdings Incorporated 144A	4.88	5-15-2023	75,000	76,125

				344,511

Life Sciences Tools & Services: 0.02%

Charles River Laboratories Incorporated 144A	5.50	4-1-2026	25,000	26,000

Industrials: 2.10%

Aerospace & Defense: 0.19%

RBS Global & Rexnord LLC 144A	4.88	12-15-2025	225,000	220,500

Airlines: 0.33%

Aviation Capital Group Corporation 144A	6.75	4-6-2021	100,000	105,645

BBA US Holdings Incorporated 144A	5.38	5-1-2026	275,000	280,156

				385,801

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 28, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies: 1.19%

Acco Brands Corporation 144A	5.25%	12-15-2024	$25,000	$24,563

Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	300,000	302,319

Aramark Services Incorporated 144A	5.00	4-1-2025	25,000	25,438

Aramark Services Incorporated 144A	5.00	2-1-2028	25,000	24,688

Aramark Services Incorporated	5.13	1-15-2024	60,000	61,275

Covanta Holding Corporation	5.88	3-1-2024	185,000	188,931

Covanta Holding Corporation	5.88	7-1-2025	75,000	74,813

Covanta Holding Corporation	6.00	1-1-2027	125,000	125,313

KAR Auction Services Incorporated 144A	5.13	6-1-2025	550,000	534,875

Waste Pro USA Incorporated 144A	5.50	2-15-2026	50,000	48,500

				1,410,715

Electrical Equipment: 0.11%

Resideo Funding Incorporated 144A	6.13	11-1-2026	125,000	128,125

Machinery: 0.28%

Stevens Holding Company Incorporated 144A	6.13	10-1-2026	225,000	229,500

Trimas Corporation 144A	4.88	10-15-2025	100,000	98,250

				327,750

Information Technology: 2.49%

Communications Equipment: 0.06%

CommScope Technologies Finance LLC 144A	6.00	6-15-2025	75,000	70,688

IT Services: 1.04%

Cardtronics Incorporated 144A	5.50	5-1-2025	300,000	285,375

First Data Corporation 144A	5.00	1-15-2024	50,000	51,313

First Data Corporation 144A	5.38	8-15-2023	25,000	25,588

First Data Corporation 144A	5.75	1-15-2024	200,000	206,418

Gartner Incorporated 144A	5.13	4-1-2025	225,000	226,688

Infor Software Parent LLC (PIK at 7.88%) 144A¥	7.13	5-1-2021	75,000	75,300

Infor US Incorporated	6.50	5-15-2022	50,000	50,989

Zayo Group LLC 144A	5.75	1-15-2027	75,000	72,750

Zayo Group LLC	6.38	5-15-2025	239,000	237,208

				1,231,629

Software: 0.26%

CDK Global Incorporated	4.88	6-1-2027	25,000	24,568

CDK Global Incorporated	5.00	10-15-2024	50,000	50,750

CDK Global Incorporated	5.88	6-15-2026	25,000	25,781

Fair Isaac Corporation 144A	5.25	5-15-2026	125,000	126,250

Symantec Corporation 144A	5.00	4-15-2025	75,000	74,716

				302,065

Technology Hardware, Storage & Peripherals: 1.13%

Dell International LLC 144A	5.88	6-15-2021	250,000	254,925

Dell International LLC 144A	7.13	6-15-2024	525,000	557,096

NCR Corporation	5.88	12-15-2021	15,000	15,206

NCR Corporation	6.38	12-15-2023	500,000	507,235

				1,334,462

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019 (unaudited)	Wells Fargo Utilities and High Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Materials: 1.35%

Chemicals: 0.02%

Valvoline Incorporated	5.50%	7-15-2024	$25,000	$25,094

Containers & Packaging: 1.29%

Ball Corporation	4.88	3-15-2026	50,000	50,875

Ball Corporation	5.25	7-1-2025	40,000	42,000

Berry Global Incorporated	5.13	7-15-2023	50,000	50,063

Berry Global Incorporated	6.00	10-15-2022	65,000	66,788

Crown Americas Capital Corporation VI	4.75	2-1-2026	75,000	75,362

Crown Cork & Seal Company Incorporated	7.38	12-15-2026	155,000	169,725

Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	175,000	165,375

Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	50,000	47,875

Owens-Brockway Glass Container Incorporated 144A	5.38	1-15-2025	50,000	50,998

Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	50,000	52,625

Owens-Illinois Incorporated 144A	6.38	8-15-2025	400,000	420,000

Reynolds Group Issuer Incorporated 144A	5.13	7-15-2023	125,000	125,000

Sealed Air Corporation 144A	5.13	12-1-2024	100,000	102,856

Silgan Holdings Incorporated	5.50	2-1-2022	100,000	100,625

				1,520,167

Metals & Mining: 0.04%

Novelis Corporation 144A	5.88	9-30-2026	25,000	24,375

Novelis Corporation 144A	6.25	8-15-2024	25,000	25,180

				49,555

Real Estate: 1.73%

Equity REITs: 1.73%

CoreCivic Incorporated	4.63	5-1-2023	35,000	33,644

CoreCivic Incorporated	5.00	10-15-2022	125,000	124,045

Equinix Incorporated	5.75	1-1-2025	125,000	130,156

Equinix Incorporated	5.88	1-15-2026	125,000	130,938

ESH Hospitality Incorporated 144A	5.25	5-1-2025	375,000	373,125

Iron Mountain Incorporated 144A	4.38	6-1-2021	125,000	124,688

Iron Mountain Incorporated 144A	5.25	3-15-2028	50,000	47,875

Iron Mountain Incorporated 144A	5.38	6-1-2026	100,000	97,000

Iron Mountain Incorporated	6.00	8-15-2023	267,000	273,675

Sabra Health Care LP	5.38	6-1-2023	75,000	75,375

Sabra Health Care LP	5.50	2-1-2021	130,000	131,869

SBA Communications Corporation	4.88	7-15-2022	75,000	75,855

The Geo Group Incorporated	5.13	4-1-2023	50,000	47,500

The Geo Group Incorporated	5.88	1-15-2022	135,000	133,988

The Geo Group Incorporated	5.88	10-15-2024	175,000	165,813

The Geo Group Incorporated	6.00	4-15-2026	75,000	69,563

				2,035,109

Utilities: 1.84%

Electric Utilities: 0.20%

NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	25,000	24,563

NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	225,000	213,750

				238,313

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 28, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Gas Utilities: 0.08%

AmeriGas Partners LP	5.75%	5-20-2027	$75,000	$73,500

Suburban Propane Partners LP	5.88	3-1-2027	25,000	23,563

				97,063

Independent Power & Renewable Electricity Producers: 1.56%

NSG Holdings LLC 144A	7.75	12-15-2025	380,994	407,663

Pattern Energy Group Incorporated 144A	5.88	2-1-2024	575,000	582,906

TerraForm Global Operating LLC 144A	6.13	3-1-2026	125,000	120,313

TerraForm Power Operating LLC 144A	4.25	1-31-2023	350,000	346,749

TerraForm Power Operating LLC 144A	5.00	1-31-2028	175,000	166,250

TerraForm Power Operating LLC 144A	6.63	6-15-2025	200,000	210,000

				1,833,881

Total Corporate Bonds and Notes (Cost $35,714,916)				35,777,852

Loans: 1.61%

Communication Services: 0.06%

Media: 0.06%

Hubbard Radio LLC (1 Month LIBOR +3.50%) ±	6.00	3-28-2025	75,000	74,188

Consumer Discretionary: 0.45%

Hotels, Restaurants & Leisure: 0.45%

CCM Merger Incorporated (1 Month LIBOR +2.25%) ±	4.74	8-8-2021	44,075	43,833

Montreign Operating Company LLC (3 Month LIBOR +8.25%) ±‡	10.88	1-24-2023	520,967	484,499

				528,332

Energy: 0.31%

Oil, Gas & Consumable Fuels: 0.31%

Encino Acquisition Partners Holdings LLC (1 Month LIBOR +6.75%) ±‡	9.24	10-29-2025	75,000	72,750

EPIC Crude Services LP ‡<	0.00	2-20-2026	200,000	197,500

Ultra Resources Incorporated (1 Month LIBOR +4.00%) ±	6.48	4-12-2024	100,000	89,306

				359,556

Financials: 0.11%

Diversified Financial Services: 0.11%

Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) ±‡	10.24	4-30-2023	125,000	124,688

Health Care: 0.11%

Health Care Providers & Services: 0.01%

Press Ganey Holdings Incorporated (1 Month LIBOR +6.50%) ±	8.99	10-21-2024	11,236	11,185

Health Care Technology: 0.10%

Emerald Bidco Incorporated (1 Month LIBOR +2.75%) ±	5.24	10-23-2023	123,551	122,676

Industrials: 0.06%

Commercial Services & Supplies: 0.06%

Advantage Sales & Marketing LLC (1 Month LIBOR +6.50%) ±	8.99	7-25-2022	91,664	68,774

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019 (unaudited)	Wells Fargo Utilities and High Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.38%

IT Services: 0.38%

Ancestry.com Incorporated (1 Month LIBOR +3.25%) ±	5.75%	10-19-2023	$373,528	$371,037

First Data Corporation (1 Month LIBOR +2.00%) ±	4.49	4-26-2024	75,000	74,885

				445,922

Materials: 0.04%

Containers & Packaging: 0.04%

Reynolds Group Holdings Incorporated (1 Month LIBOR +2.75%) ±	5.24	2-5-2023	49,873	49,623

Real Estate: 0.05%

Real Estate Management & Development: 0.05%

Capital Automotive LP (1 Month LIBOR +6.00%) ±	8.49	3-24-2025	61,237	61,033

Utilities: 0.04%

Independent Power & Renewable Electricity Producers: 0.04%

Vistra Energy Corporation (1 Month LIBOR +2.25%) ±	4.74	12-14-2023	49,000	48,918

Total Loans (Cost $1,957,520)				1,894,895

	Dividend yield		Shares
Preferred Stocks: 19.24%

Communication Services: 1.21%

Diversified Telecommunication Services: 1.21%

AT&T Incorporated	5.63		56,762	1,423,023

Utilities: 18.03%

Electric Utilities: 8.00%

Georgia Power Company	5.00		50,000	1,254,000

NSTAR Electric Company	4.78		13,830	1,414,118

Southern Company	5.25		211,000	5,207,480

The Connecticut Light & Power Company	5.28		10,500	541,364

Union Electric Company	4.56		10,000	1,015,000

				9,431,962

Multi-Utilities: 10.03%

CenterPoint Energy Incorporated	1.53		2,000	104,520

CMS Energy Corporation	5.63		37,213	928,092

CMS Energy Corporation	5.88		150,000	3,780,000

DTE Energy Company	5.38		200,000	5,128,000

Integrys Holding Incorporated (3 Month LIBOR +3.22%) ±	6.00		75,000	1,887,000

				11,827,612

Total Preferred Stocks (Cost $22,643,883)				22,682,597

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 28, 2019 (unaudited)

Security name		Expiration date	Shares	Value

Rights: 0.01%

Utilities: 0.01%

Independent Power & Renewable Electricity Producers: 0.01%

Vistra Energy Corporation †		12-31-2046	23,978	$17,504

Total Rights (Cost $24,970)				17,504

	Interest rate	Maturity date	Principal
Yankee Corporate Bonds and Notes: 2.68%

Communication Services: 0.03%

Diversified Telecommunication Services: 0.03%

Intelsat Luxembourg SA	8.13%	6-1-2023	$50,000	41,750

Energy: 0.59%

Energy Equipment & Services: 0.21%

Ensco plc	5.75	10-1-2044	380,000	244,150

Oil, Gas & Consumable Fuels: 0.38%

Baytex Energy Corporation 144A	5.13	6-1-2021	125,000	123,125

Baytex Energy Corporation 144A	5.63	6-1-2024	175,000	157,063

Griffin Coal Mining Company Limited 144A†(a)	9.50	12-1-2016	61,991	0

Rockpoint Gas Storage 144A	7.00	3-31-2023	175,000	171,281

				451,469

Financials: 0.75%

Banks: 0.24%

Intelsat Connect Finance Company 144A	9.50	2-15-2023	50,000	48,375

Nielsen Holding and Finance BV 144A	5.00	2-1-2025	200,000	197,500

Nielsen Holding and Finance BV 144A	5.50	10-1-2021	30,000	30,263

				276,138

Diversified Financial Services: 0.51%

Intelsat Jackson Holdings SA	5.50	8-1-2023	495,000	454,163

Intelsat Jackson Holdings SA 144A	8.50	10-15-2024	150,000	151,455

				605,618

Health Care: 0.62%

Pharmaceuticals: 0.62%

Bausch Health Companies Incorporated 144A	5.50	3-1-2023	200,000	199,000

Bausch Health Companies Incorporated 144A	5.50	11-1-2025	50,000	50,438

Bausch Health Companies Incorporated 144A	5.88	5-15-2023	180,000	179,100

Bausch Health Companies Incorporated 144A	6.13	4-15-2025	200,000	192,500

Bausch Health Companies Incorporated 144A	6.50	3-15-2022	25,000	25,906

Bausch Health Companies Incorporated 144A	7.00	3-15-2024	50,000	52,688

Bausch Health Companies Incorporated 144A	8.50	1-31-2027	25,000	25,891

				725,523

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019 (unaudited)	Wells Fargo Utilities and High Income Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 0.45%

Commercial Services & Supplies: 0.37%

Ritchie Brothers Auctioneers Incorporated 144A	5.38%	1-15-2025	$425,000	$432,438

Electrical Equipment: 0.08%

Sensata Technologies BV 144A	5.00	10-1-2025	20,000	20,200

Sensata Technologies BV 144A	6.25	2-15-2026	74,000	78,070

				98,270

Materials: 0.24%

Containers & Packaging: 0.22%

Ardagh Packaging Finance plc 144A	4.63	5-15-2023	100,000	100,750

Ardagh Packaging Finance plc 144A	7.25	5-15-2024	100,000	104,250

OI European Group BV 144A	4.00	3-15-2023	50,000	48,875

				253,875

Metals & Mining: 0.02%

ArcelorMittal SA	6.25	2-25-2022	25,000	26,777

Total Yankee Corporate Bonds and Notes (Cost $3,196,617)				3,156,008

	Yield		Shares
Short-Term Investments: 6.12%

Investment Companies: 6.12%

Wells Fargo Government Money Market Fund Select Class (l)(u)##	2.34		7,209,953	7,209,953

Total Short-Term Investments (Cost $7,209,953)				7,209,953

Total investments in securities (Cost $124,527,920)	117.07%	137,988,588

Other assets and liabilities, net	(17.07)	(20,121,277)

Total net assets	100.00%	$117,867,311

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

¥

A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

±	Variable rate investment. The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.

<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

ADR	American depositary receipt

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 28, 2019 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	16,883,118	23,653,852	33,327,017	7,209,953	$0	$0	$75,232	$7,209,953	6.12%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—February 28, 2019 (unaudited)	Wells Fargo Utilities and High Income Fund	23

Assets
Investments in unaffiliated securities, at value (cost $117,317,967)	$130,778,635
Investments in affiliated securities, at value (cost $7,209,953)	7,209,953
Foreign currency, at value (cost $1,333,744)	1,358,272
Receivable for investments sold	752,101
Receivable for dividends and interest	1,208,513
Prepaid expenses and other assets	34,177

Total assets	141,341,651

Liabilities
Secured borrowing payable	22,000,000
Dividends payable	694,266
Payable for investments purchased	691,490
Advisory fee payable	63,441
Administration fee payable	5,287
Accrued expenses and other liabilities	19,856

Total liabilities	23,474,340

Total net assets	$117,867,311

NET ASSETS CONSIST OF
Paid-in capital	$114,571,394
Total distributable earnings	3,295,917

Total net assets	$117,867,311

NET ASSET VALUE PER SHARE
Based on $117,867,311 divided by 9,256,878 shares issued and outstanding (unlimited number of shares authorized)	$12.73

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Utilities and High Income Fund	Statement of operations—six months ended February 28, 2019 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $30,548)	$1,709,184
Interest	1,208,026
Income from affiliated securities	75,232

Total investment income	2,992,442

Expenses
Advisory fee	396,440
Administration fee	33,037
Custody and accounting fees	19,505
Professional fees	33,160
Shareholder report expenses	29,260
Trustees’ fees and expenses	10,728
Transfer agent fees	35,600
Interest expense	330,639
Other fees and expenses	19,993

Total expenses	908,362

Net investment income	2,084,080

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(1,810,640)
Net change in unrealized gains (losses) on investments	6,718,707

Net realized and unrealized gains (losses) on investments	4,908,067

Net increase in net assets resulting from operations	$6,992,147

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Utilities and High Income Fund	25

	Six months ended February 28, 2019 (unaudited)	Year ended August 31, 2018[1]

Operations
Net investment income	$2,084,080	$7,795,193
Net realized gains (losses) on investments	(1,810,640)	5,508,086
Net change in unrealized gains (losses) on investments	6,718,707	(14,710,267)

Net increase (decrease) in net assets resulting from operations	6,992,147	(1,406,988)

Distributions to shareholders from net investment income and net realized gains	(4,165,034)	(8,326,250)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	47,802	32,862

Total increase (decrease) in net assets	2,874,915	(9,700,376)

Net assets
Beginning of period	114,992,396	124,692,772

End of period	$117,867,311	$114,992,396

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at August 31, 2018 was $639,518. The disaggregated distributions information for the year ended August 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Utilities and High Income Fund	Statement of cash flows—six months ended February 28, 2019 (unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$6,992,147

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(37,232,035)
Proceeds from the sales of long-term securities	29,618,766
Amortization	(18,726)
Purchases and sales of short-term securities, net	9,673,165
Increase in receivable for investments sold	(752,101)
Decrease in receivable for dividends and interest	128,024
Decrease in prepaid expenses and other assets	47,675
Increase in payable for investments purchased	691,490
Decrease in advisory fee payable	(13,155)
Decrease in administration fee payable	(1,096)
Decrease in accrued expenses and other liabilities	(28,115)
Litigation payments received	39,106
Net realized losses on investments	1,810,640
Net change in unrealized gains (losses) on investments	(6,718,707)

Net cash provided by operating activities	4,237,078

Cash flows from financing activities:
Cash distributions paid	(4,116,943)

Net cash used in financing activities	(4,116,943)

Net increase in cash	120,135

Cash (including foreign currency):
Beginning of period	$1,238,137

End of period	$1,358,272

Supplemental cash disclosure
Cash paid for interest	$358,754

Supplemental non-cash financing disclosure
Reinvestment of dividends	$47,802

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Utilities and High Income Fund	27

(For a share outstanding throughout each period)

	Six months ended February 28, 2019 (unaudited)	Year ended August 31
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.43	$13.48	$12.75	$12.44	$13.83	$12.24
Net investment income	0.23	0.85	0.88	0.86	0.91	0.97 [1]
Net realized and unrealized gains (losses) on investments	0.52	(1.00)	0.75	0.35	(1.40)	1.52

Total from investment operations	0.75	(0.15)	1.63	1.21	(0.49)	2.49
Distributions to shareholders from
Net investment income	(0.45)	(0.90)	(0.90)	(0.90)	(0.90)	(0.90)
Net asset value, end of period	$12.73	$12.43	$13.48	$12.75	$12.44	$13.83
Market value, end of period	$12.93	$12.65	$13.34	$12.93	$10.89	$12.87
Total return based on market value[2]	6.07%	1.85%	10.80%	27.83%	(9.11)%	14.89%
Ratios to average net assets (annualized)
Net expenses[3]	1.63%	1.42%	1.24%	1.19%	1.19%	1.11%
Net investment income	3.75%	6.51%	6.91%	6.83%	6.88%	7.38%
Supplemental data
Portfolio turnover rate	23%	109%	73%	85%	61%	29%
Net assets, end of period (000s omitted)	$117,867	$114,992	$124,693	$117,800	$114,848	$127,678

Borrowings outstanding, end of period (000s omitted)	$22,000	$22,000	$22,000	$22,000	$22,000	$22,000
Asset coverage per $1,000 of borrowing, end of period	$5,358	$6,227	$6,668	$6,355	$6,220	$6,804

[1]	Calculated based upon average shares outstanding

[2]

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

[3]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended February 28, 2019 (unaudited)	0.59%
Year ended August 31, 2018	0.46%
Year ended August 31, 2017	0.29%
Year ended August 31, 2016	0.21%
Year ended August 31, 2015	0.16%
Year ended August 31, 2014	0.19%

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Utilities and High Income Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004. Originally classified as non-diversified, the Fund was reclassified as a diversified closed-end management investment company in September 2014. As an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On February 28, 2019, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized

Notes to financial statements (unaudited)	Wells Fargo Utilities and High Income Fund	29

between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

30	Wells Fargo Utilities and High Income Fund	Notes to financial statements (unaudited)

As of February 28, 2019, the aggregate cost of all investments for federal income tax purposes was $124,758,082 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$15,166,135

Gross unrealized losses	(1,935,629)

Net unrealized gains	$13,230,506

As of August 31, 2018, the Fund had current year deferred post-October capital losses consisting of $5,394,050 in short-term losses which was recognized on the first day of the current fiscal year.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 28, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$15,039,658	$0	$0	$15,039,658

Utilities	52,210,121	0	0	52,210,121

Corporate bonds and notes	0	35,777,852	0	35,777,852

Loans	0	1,015,458	879,437	1,894,895

Preferred stocks

Communication services	1,423,023	0	0	1,423,023

Utilities	16,402,092	4,857,482	0	21,259,574

Rights

Utilities	0	17,504	0	17,504

Yankee corporate bonds and notes	0	3,156,008	0	3,156,008

Short-term investments

Investment companies	7,209,953	0	0	7,209,953

Total assets	$92,284,847	$44,824,304	$879,437	$137,988,588

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At February 28, 2019, the Fund had no material transfers into/out of Level 3.

Notes to financial statements (unaudited)	Wells Fargo Utilities and High Income Fund	31

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain investment subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo) and Crow Point Partners, LLC (which is not an affiliate of Funds Management) are each investment subadvisers to the Fund and are each entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $4,887,756 and $24,656 in interfund purchases and sales, respectively, during the six months ended February 28, 2019.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the six months ended February 28, 2019 and year ended August 31, 2018, the Fund issued 3,864 and 2,581 shares, respectively.

Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended February 28, 2019, the Fund did not repurchase any of its shares under the open-market share repurchase program.

6. BORROWINGS

The Fund has borrowed $22,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $25,000,000 with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at February 28, 2019 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.

During the six months ended February 28, 2019, the Fund had borrowings outstanding of $22,000,000 at an average interest rate of 3.06% and paid interest in the amount of $330,639, which represents 0.59% of its average daily net assets (on an annualized basis).

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended February 28, 2019 were $37,207,004 and $29,275,411, respectively.

As of February 28, 2019, the Fund had unfunded term loan commitments of $196,000.

8. DISTRIBUTIONS TO SHAREHOLDERS

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. Distributions to shareholders for the year ended August 31, 2018 consisted of $8,326,250 from net investment income.

32	Wells Fargo Utilities and High Income Fund	Notes to financial statements (unaudited)

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in utilities companies and, therefore, would be more affected by changes in that industry than would be a fund whose investments are not heavily weighted in the industry.

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

12. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration date	Record date	Payable date	Per share amount

February 21, 2019	March 12, 2019	April 1, 2019	$0.075

March 29, 2019	April 12, 2019	May 1, 2019	0.075

April 26, 2019	May 14, 2019	June 3, 2019	0.075

These distributions are not reflected in the accompanying financial statements.

Other information (unaudited)	Wells Fargo Utilities and High Income Fund	33

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

On December 10, 2018, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of trustees:

Shares voted “For”	William R. Ebsworth	8,474,736

Shares voted “Withhold”		284,909

Shares voted “For”	Jane A. Freeman	8,431,829

Shares voted “Withhold”		327,816

Shares voted “For”	Judith M. Johnson	8,431,202
Shares voted “Withhold”		328,443

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Utilities and High Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders

Isaiah Harris, Jr.[2] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Class II - Non-Interested Trustees to serve until 2021 Annual Meeting of Shareholders

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Other information (unaudited)	Wells Fargo Utilities and High Income Fund	35

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Judith M. Johnson[2] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Class III - Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

36	Wells Fargo Utilities and High Income Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

Automatic dividend reinvestment plan	Wells Fargo Utilities and High Income Fund	37

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wfam.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker-dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

321622 04-19 SUHIF/SAR152 02-19

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for Wells Fargo Utilities and High Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

WELLS FARGO ALTERNATIVE FUNDS

WELLS FARGO COREBUILDER SHARES

WELLS FARGO FIXED INCOME FUNDS

WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS

WELLS FARGO MONEY MARKET FUNDS

WELLS FARGO MULTI-ASSET FUNDS

WELLS FARGO MUNICIPAL FIXED INCOME FUNDS

WELLS FARGO SPECIALTY FUNDS

WELLS FARGO TARGET DATE RETIREMENT FUNDS

WELLS FARGO U.S. EQUITY FUNDS

WELLS FARGO VARIABLE TRUST FUNDS

PROXY VOTING POLICIES AND PROCEDURES

EFFECTIVE JANUARY 1, 2019

Proxy Voting Policies and Procedures

Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, and Wells Fargo Utilities and High Income Fund (the “Trusts”) (hereafter, all series of the Trusts and all Trusts not having separate series are referred to as the “Funds”).

Voting Philosophy. The Funds have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer, and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Funds support sound corporate governance practices within companies in which they invest.

Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Wells Fargo Funds Management, LLC (“Funds Management”). Funds Management has adopted the Wells Fargo Asset Management Proxy Voting Policies and Procedures (the “WFAM Procedures”). The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the WFAM Procedures and the proxy voting process. In addition, Funds Management will provide the Board with advance notification of future proposed material changes to the WFAM Procedures.

Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at https://www.wellsfargofunds.com/ and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not Later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at https://www.wellsfargofunds.com/ or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

1. The name of the issuer of the portfolio security;

2. The exchange ticker symbol of the portfolio security;

3. The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

4. The shareholder meeting date;

5. A brief identification of the matter voted on;

6. Whether the matter was proposed by the issuer or by a security holder;

7. Whether the Fund cast its vote on the matter;

8. How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

9. Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Utilities and High Income Fund

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
9/1/2018 to 9/30/2018	0	0.00	0	925,044
10/1/2018 to 10/31/2018	0	0.00	0	925,044
11/1/2018 to 11/30/2018	0	0.00	0	925,044
12/1/2018 to 12/31/2018	0	0.00	0	925,044
1/1/2019 to 1/31/2019	0	0.00	0	925,565
2/1/2019 to 2/28/2019	0	0.00	0	925,565
Total	0	0.00	0	925,565

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Utilities and High Income Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Not applicable

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Utilities and High Income Fund

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Utilities and High Income Fund

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	April 26, 2019

By:	/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	April 26, 2019